SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2015
SUBSEQUENT EVENTS.
SUBSEQUENT EVENTS

25.SUBSEQUENT EVENTS

On December 31, 2014, the Group entered into a share purchase agreement to acquire 100% equity interest of Chengdu Ommay Health Examination Hospital Co., Ltd. from four third party shareholders. The total cash consideration is approximately $3,705. The acquisition was closed in May 2015.

The Group entered into an share purchase agreement to purchase of 100% equity interest in Beijing Tianzhikangjian Investment Management Co., Ltd. (“Beijing Tianzhikangjian”) on December 31, 2014.  Previously, Beijing Tianzhikangjian held 31.85% equity interest in Beijing Tianjian Sunny Healthcare Technology Co., Ltd. (“Tianjian Sunny”), formerly known as Sinopharm Sunny, which is a prominent medical examination center chain in China. Pursuant to the share purchase agreement, Beijing Tianzhikangjian has to purchase additional 51% of equity interest in Tianjian Sunny. After transaction, the Group would acquire the 82.85% equity interest of Tianjian Sunny with a cash consideration of approximately $27,327. The acquisition was closed in May 2015.

On April 9, 2015, the Group entered into a share purchase agreement to acquire 100% equity interest in Yantai ikang Guobin Hongkang Health Management Co., Ltd. Ande Clinic (formerly known as “Yantai Hongkang Tijian Co. Ltd.”) and Yantai ikang Guobin Hongkang Health Examination Management Co., Ltd. Clinic (formerly known as “Yantai Hongkang Jiankang Tijian Co. Ltd.”). Each entity owns one medical examination services center in Yantai, PRC. The total cash consideration is approximately $7,421. The acquisition was closed in June 2015.

The Group entered into a cooperation agreement with former shareholders of Yinchuan Ciming Clinic Co., Ltd. (“former shareholders”) on April 15, 2015. Both parties agreed to setup a joint venture (“Joint Venture”) with total paid in capital of $8,273. Initially, the Group would hold 46.21% equity interest of the Joint Venture and former shareholders would hold the remaining 53.79%. After the Joint Venture is established, the Group would acquire another 23.79% of equity from former shareholders with cash consideration of approximately $1,968. After all of these processes of transaction, the Group would hold 70% of equity in the Joint Venture. The processes of transaction were closed in June 2015 and the Group has owned 70% equity in the Joint Venture.

The purpose of the above acquisitions and investment was to expand its medical examination related services in multiple cities. The Group is in the process of assessing the purchase price allocation of the above acquisitions with the assistance of an independent valuation firm.

In July 2015, the Group acquired the remaining 30% equity interest of iKang Shanghai Gubei from its non-controlling interest holder with cash consideration of $789. At the same time, dividend amounted $557 was paid to the non-controlling interest holder. The Group owned 100% equity interest of iKang Shanghai Gubei after this transaction.